UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2020

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)
_______________________

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (513) 554-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure
On March 30, 2020, Phillips Edison & Company, Inc. (the “Company”) issued a press release regarding the suspension of (i) the payment of distributions to the Company’s stockholders and (ii) the Company’s distribution reinvestment plan (“DRIP”) and share repurchase program (“SRP”), each as described under Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 8.01.  Other Events
On March 27, 2020, the Company’s board of directors (the “Board”) unanimously approved the suspension of (i) the payment of distributions to the Company’s stockholders, effective after the March 2020 distribution that will be paid in all cash on April 1, 2020, (ii) the operation of the DRIP, effective immediately, and (iii) the operation of the SRP, effective immediately. The payment of distributions and the DRIP and the SRP will each remain suspended until such time as the Board approves their resumption.

In determining to suspend the payment of distributions and the operation of the DRIP and the SRP, the Board considered various factors, including the impact that the global pandemic of the novel coronavirus (“COVID-19”) and the measures taken by governmental agencies and tenants in response to COVID-19 are expected to continue to have on the Company’s shopping centers and the Company’s financial condition, liquidity sources, and capital needs.
Item 9.01.  Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 30, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: March 30, 2020	By:	/s/ Tanya E. Brady
Tanya E. Brady
General Counsel, Senior Vice President, and Secretary